                                                                    EXHIBIT 99.1


[A&P LOGO]                           News

The Great Atlantic & Pacific Tea Company, Inc.
2 Paragon Drive
Montvale, NJ  07645
                                             INVESTOR CONTACT:  William J. Moss
                                                      Vice President, Treasurer
                                                                 (201) 571-4019

                                            PRESS CONTACT:  Richard P. De Santa
                                              Vice President, Corporate Affairs
                                                                 (201) 571-4495


  THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. ANNOUNCES RESULTS FOR SECOND
                        QUARTER ENDED SEPTEMBER 10, 2005


MONTVALE, NJ - October 18, 2005 - The Great Atlantic & Pacific Tea Company, Inc. (A&P, NYSE Symbol: GAP) announced unaudited fiscal 2005 second quarter and year to date results for the 12 and 28 weeks ended September 10, 2005.

Sales for the second quarter were $2.2 billion, compared with $2.5 billion in the second quarter of fiscal 2004. Comparable store sales in the U.S. declined 1.1% vs. year-ago. Because of the impact of Hurricane Katrina, comparable store sales for the quarter and year to date exclude the sales of the New Orleans business. Net income for the quarter was $592 million or $14.40 per diluted share this year versus a loss of $1.67 per diluted share last year.

The current quarter's results include a gain of $919 million that relates to the sale of A&P Canada less charges totaling $152 million for certain items that the Company believes are of a non-operating nature. These items include $71 million related to Midwest exit costs, $29 million related to early extinguishment of debt, $25 million in restructuring costs including the sale of the distribution operations to C&S, $12 million related to the Canadian hedging agreement, $10 million related to impairment charges on long-lived assets and $5 million related to Hurricane Katrina. Last year's results include a one time charge of $25 million related to the Canadian Food Basics settlement. Excluding these non-operating items and the gain on the sale of A&P Canada, EBITDA for the quarter was $53 million as compared to $48 million for the same period last year. EBITDA for the Company's Canadian business, sold in August 2005, was $17 million for its results for an 8 week period in the current quarter versus $26 million for 12 weeks last year.

Sales for the 28 weeks year to date were $5.6 billion versus $5.8 billion in fiscal year 2004. For the first half of the year, U.S. comparable store sales, excluding New Orleans, declined 0.7%. Net income for year to date 2005 was $503 million or $12.47 per diluted share, compared with a loss of $2.78 per diluted share for 2004.

Excluding previously announced non-operating items and the gain on the sale of A&P Canada, EBITDA for the first half of fiscal years 2005 and 2004 was $155 million and $129 million, respectively. This includes $74 million of EBITDA for the 24 weeks results of the Company's Canadian business this year versus $70 million for a 28 week period last year.

Christian Haub, Executive Chairman of the Board, said, "We made major progress during the quarter in restructuring the company and forming the basis for a new and sustainable A&P. Proceeds from the sale of A&P Canada completed during the quarter are being utilized to strengthen our balance sheet and improve our stores; and our investment position and relationship with METRO, Inc. in Canada is generating income and other benefits that we believe have significant upside potential going forward.

"In addition, the previously announced transfer of distribution operations to C&S Wholesale Grocers proceeded, as we substantially reduce costs, improve supply chain performance, and focus management and other resources strictly on our retail business.

"Overall, our substantially improved balance sheet and lower cost structure now positions us to restore profitability to our business, and to consider strategic opportunities that are emerging in our industry," Mr. Haub said.

Eric Claus, President & Chief Executive Officer, said, "Our actions in the first half set the stage for a leaner, more efficient and effective company going forward. And we continue to move aggressively to reduce costs and improve productivity. As the second half progresses, these actions will enable a retail strategy that positions our conventional, fresh and discount store formats to not only build our own loyal customer base, but also attract new customers. It is the effective execution of these actions that will continue A&P's turnaround to creating sustained profitability."

Founded in 1859, A&P is one of the nation's first supermarket chains. The Company operates 417 stores in 10 states under the following trade names: A&P, Waldbaum's, The Food Emporium, Super Foodmart, Super Fresh, Farmer Jack, Sav-A-Center, and Food Basics.

The Company invites investors and other interested parties to listen to a live audio Webcast to be held at 10:00 AM Eastern Time today, at which members of the Company's senior management team will discuss the Company's second quarter financial results. The Webcast may be accessed through a link on the "Investors" page of the Company's Website, www.aptea.com. Listeners who cannot participate in the live broadcast will be able to hear a recorded replay of the broadcast beginning this afternoon and available until November 15, 2005.

Effective March 28, 2003, the Securities and Exchange Commission ("SEC") adopted new rules related to disclosure of certain financial measures not calculated in accordance with Generally Accepted Accounting Principles ("GAAP"). Such new rules require all public companies to provide certain disclosures in press release and SEC filings related to non-GAAP financial measures. We use the non-GAAP measure "EBITDA" to evaluate the Company's liquidity and it is among the primary measures used by management for planning and forecasting of future periods. EBITDA is defined as earnings before interest, taxes, depreciation, amortization, minority interest, discontinued operations and the gain on the sale of A&P Canada. The Company believes the presentation of this measure is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by the Company's management and makes it easier to compare the Company's results with other companies that have different financing and capital structures or tax rates. In addition, this measure is also among the primary measures used externally by the Company's investors, analysts and peers in its industry for purposes of valuation and comparing the results of the Company to other companies in its industry. EBITDA is reconciled to Net Cash provided by Operating Activities on Schedule 1 of this release.

THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE FUTURE PERFORMANCE OF THE COMPANY, WHICH ARE BASED ON MANAGEMENT'S ASSUMPTIONS AND BELIEFS IN LIGHT OF THE INFORMATION CURRENTLY AVAILABLE TO IT. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM SUCH STATEMENTS INCLUDING, BUT NOT LIMITED TO:
COMPETITIVE PRACTICES AND PRICING IN THE FOOD INDUSTRY GENERALLY AND PARTICULARLY IN THE COMPANY'S PRINCIPAL MARKETS; THE COMPANY'S RELATIONSHIPS WITH ITS EMPLOYEES AND THE TERMS OF FUTURE COLLECTIVE BARGAINING AGREEMENTS; THE COSTS AND OTHER EFFECTS OF LEGAL AND ADMINISTRATIVE CASES AND PROCEEDINGS; THE NATURE AND EXTENT OF CONTINUED CONSOLIDATION IN THE FOOD INDUSTRY; CHANGES IN THE FINANCIAL MARKETS WHICH MAY AFFECT THE COMPANY'S COST OF CAPITAL AND THE ABILITY OF THE COMPANY TO ACCESS CAPITAL; SUPPLY OR QUALITY CONTROL PROBLEMS WITH THE COMPANY'S VENDORS; AND CHANGES IN ECONOMIC CONDITIONS WHICH AFFECT THE BUYING PATTERNS OF THE COMPANY'S CUSTOMERS.

                                       ###

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                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

     SCHEDULE 1 - GAAP EARNINGS FOR THE 12 AND 28 WEEKS ENDED SEPTEMBER 10,
                     2005 AND SEPTEMBER 11, 2004 (UNAUDITED)

               (IN THOUSANDS, EXCEPT SHARE AMOUNTS AND STORE DATA)

                                                                12 Weeks Ended                    28 Weeks Ended
                                                       ------------------------------   -------------------------------
                                                       September 10,    September 11,    September 10,    September 11,
                                                            2005             2004             2005             2004
                                                       -------------    -------------    -------------    -------------
                                                                       AS RESTATED (1)                   AS RESTATED (1)
Sales                                                  $  2,168,249     $  2,490,559     $  5,551,882     $  5,770,858
Cost of merchandise sold                                 (1,551,585)      (1,795,046)      (3,997,260)      (4,155,349)
                                                       ------------     ------------     ------------     ------------
  Gross margin                                              616,664          695,513        1,554,622        1,615,509
Store operating, general and
  administrative expense                                   (761,730)        (734,365)      (1,737,828)      (1,655,439)
                                                       ------------     ------------     ------------     ------------
  Loss from operations (2)                                 (145,066)         (38,852)        (183,206)         (39,930)
Gain on sale of Canadian operations                         919,140             --            918,551             --
Interest expense                                            (25,262)         (27,734)         (61,385)         (62,126)
Interest income                                               3,157              768            4,343            1,609
Minority interest in earnings of
  consolidated franchisees                                      405             (342)          (1,131)          (1,718)
                                                       ------------     ------------     ------------     ------------
  Income (loss) from continuing operations
    before income taxes                                     752,374          (66,160)         677,172         (102,165)
(Provision for) benefit from income taxes                  (160,103)           1,614         (173,968)          (3,844)
                                                       ------------     ------------     ------------     ------------
  Income (loss) from continuing operations                  592,271          (64,546)         503,204         (106,009)
Discontinued operations:
  (Loss) income from operations of
    discontinued businesses, net of tax                        (296)             344             (464)          (1,039)
                                                       ------------     ------------     ------------     ------------
  (Loss) income from discontinued operations                   (296)             344             (464)          (1,039)
                                                       ------------     ------------     ------------     ------------
Net income (loss)                                      $    591,975     $    (64,202)    $    502,740     $   (107,048)
                                                       ============     ============     ============     ============

Net income (loss) per share - basic:
  Continuing operations                                $      14.65     $      (1.68)    $      12.65     $      (2.75)
  Discontinued operations                                     (0.01)            0.01            (0.01)           (0.03)
                                                       ------------     ------------     ------------     ------------
Net income (loss) per share - basic                    $      14.64     $      (1.67)    $      12.64     $      (2.78)
                                                       ============     ============     ============     ============

Net income (loss) per share - diluted:
  Continuing operations                                $      14.41     $      (1.68)    $      12.48     $      (2.75)
  Discontinued operations                                     (0.01)            0.01            (0.01)           (0.03)
                                                       ------------     ------------     ------------     ------------
Net income (loss) per share - diluted                  $      14.40     $      (1.67)    $      12.47     $      (2.78)
                                                       ============     ============     ============     ============

Weighted average common shares
  outstanding - basic                                    40,434,194       38,521,685       39,758,780       38,520,732
                                                       ============     ============     ============     ============
Weighted average common shares
  outstanding - diluted                                  41,107,153       38,521,685       40,325,089       38,520,732
                                                       ============     ============     ============     ============


Gross margin rate                                             28.44%           27.93%           28.00%           27.99%
Store operating, general and
  administrative expense rate                                 35.13%           29.49%           31.30%           28.69%


Depreciation and amortization                          $     45,893     $     62,190     $    117,768     $    143,036
                                                       ============     ============     ============     ============


Reconciliation of GAAP cash flow measure to EBITDA:
Net cash (used in) provided by operating activities    $    (69,432)    $     16,167     $    (68,201)    $     55,013
Net interest expense                                         22,105           26,966           57,042           60,517
Asset disposition initiatives                               (69,256)             680          (84,681)            (381)
Restructuring charge                                        (12,490)               0          (61,039)               0
Loss on extinguishment of debt                              (28,623)               0          (28,623)               0
Loss on derivatives                                         (12,504)               0          (15,446)               0
Provision for (benefit from) income taxes                   160,103           (1,614)         173,968            3,844
Other non-current income taxes                             (137,228)               0         (137,228)               0
Deferred income taxes                                         5,430            3,248                0            2,236
Working capital changes
  Accounts receivable                                        43,520           (6,530)          27,043          (31,370)
  Inventories                                               (48,232)           5,996          (27,485)          28,818
  Prepaid expenses and other current assets                   4,742            8,681            7,521           23,568
  Accounts payable                                           77,876            7,718           71,052          (47,917)
  Accrued salaries, wages, benefits and taxes               (14,931)          (4,838)           4,123            1,975
  Other accruals                                            (60,394)         (35,068)         (53,117)          (7,169)
Other assets                                                   (136)          10,828              298           10,466
Other non-current liabilities                                43,661           (7,648)          55,350            4,767
Other, net                                                   (3,384)          (1,248)          13,985           (1,261)
                                                       ------------     ------------     ------------     ------------
     EBITDA                                            $    (99,173)    $     23,338     $    (65,438)    $    103,106
                                                       ============     ============     ============     ============


Number of stores operated at end of quarter                     417              630              417              630
                                                       ============     ============     ============     ============

Number of franchised stores served at end of quarter           --                 65             --                 65
                                                       ============     ============     ============     ============

(1) As previously reported, prior year results have been restated for changes in our accounting for leases primarily to correct the Company's accounting for landlord allowances.

(2) Loss from operations included charges totaling $152 million and $220 million for the 12 and 28 weeks ended September 10, 2005, respectively, related to certain items that the Company believes are of a non-operating nature. For the 12 and 28 weeks ended September 10, 2005, these items included $25 million and $75 million in restructuring costs, respectively, primarily related to the sale of the U.S. distribution operations to C&S, $71 million and $86 million, respectively, related to Midwest exit costs, $10 million related to long-lived asset impairment for both periods presented, $12 million and $15 million, respectively, related to the Canadian dollar hedge, $29 million related to the early extinguishment of debt for both periods presented, and $5 million relating to the impact of Hurricane Katrina on our operations for both periods presented.

                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
                    Schedule 2 - Condensed Balance Sheet Data
                                   (Unaudited)
                 (In millions, except per share and store data)




                                                   September 10, 2005    February 26, 2005
                                                   -------------------   ------------------

Cash and short-term investments                                  $363                 $258

Other current assets                                              984                  907
                                                   -------------------   ------------------

     Total current assets                                       1,347                1,165

Property-net                                                      950                1,516

Equity investment in Metro, Inc.                                  327                    0

Other assets                                                       47                  121
                                                   -------------------   ------------------

     Total assets                                              $2,671               $2,802
                                                   ===================   ==================

Total current liabilities                                        $698               $1,078

Total non-current liabilities                                   1,207                1,490

Stockholders' equity                                              766                  234
                                                   -------------------   ------------------

     Total liabilities and stockholders' equity                $2,671               $2,802
                                                   ===================   ==================

Other Statistical Data

Total Debt and Capital Leases                                    $284                 $697
Total Long Term Real Estate Liabilities                          $277                  328
Temporary Investments and Marketable Securities                  (532)                (104)
                                                   -------------------   ------------------
     Net Debt                                                     $29                 $921

Total Retail Square Footage (in thousands)                     17,009               25,583

Book Value Per Share                                           $18.77                $6.03



                                                       For the 28           For the 28
                                                      weeks ended           weeks ended
                                                   September 10, 2005    September 11, 2004
                                                   -------------------   ------------------

Capital Expenditures                                             $110                 $107